UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2016

PARKWAY, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37819	61-1796261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

San Felipe Plaza 5847 San Felipe Street, Suite 2200,
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip code)
(346) 200-3100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed, on October 7, 2016, Cousins Properties Incorporated (“Cousins”) completed the spin-off (the “Spin-Off”) of Parkway, Inc. (the “Company”). Prior to the Spin-Off, Parkway Properties, Inc. (“Legacy Parkway”) was merged with and into a wholly-owned subsidiary of Cousins (the “Merger”), and then the Houston, Texas-based assets of Cousins and Legacy Parkway and their respective subsidiaries and certain other assets were contributed to the Company and Parkway Operating Partnership LP, the Company’s operating partnership (the “Separation”).
Before the Merger and the Separation, Legacy Parkway was party to an employment agreement with (i) James R. Heistand, dated as of July 8, 2013 and amended as of June 15, 2015 and July 7, 2016, (ii) M. Jayson Lipsey, dated as of October 25, 2013 and amended as of June 15, 2015, and (iii) Scott E. Francis, dated as of December 22, 2014 and amended as of June 15, 2015 (together, the “Prior Agreements”). In addition, concurrently with the execution of the merger agreement relating to the Merger, each of Messrs. Heistand, Lipsey, and Francis entered into limited waivers of certain rights under the Prior Agreements, which provided, among other things, that if he is offered continued employment with the Company pursuant to the assignment of his existing employment agreement to the Company or to a new employment agreement with the Company that is no less favorable than his employment agreement with Legacy Parkway, he may not terminate his employment for “good reason” under certain provisions of his Prior Agreement. In connection with the Separation and the Spin-Off, these executives were offered employment with the Company, and the Company assumed the Prior Agreements.
In recognition of the transformational aspects of the Separation and the Spin-Off of the Company’s business, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) undertook a comprehensive review of the Company’s executive compensation policies. As a result of that review, on December 8, 2016, the Compensation Committee recommended that the Board approve, and on December 10, 2016, the Board acted on the Compensation Committee’s recommendation to approve, the following compensatory arrangements that affect the Company’s named executive officers.
New Employment Agreements
On December 12, 2016, the Company entered into new employment agreements (each an “Employment Agreement,” and collectively, the “Employment Agreements”) with each of Mr. Heistand, Mr. Lipsey, and Mr. Francis (each, an “Executive,” and collectively, the “Executives”) that supersede and replace in their entirety the Prior Agreements. Pursuant to the Employment Agreements, Mr. Heistand will continue his employment as the Company’s President and Chief Executive Officer; Mr. Lipsey will continue his employment as the Company’s Executive Vice President and Chief Operating Officer; and Mr. Francis will continue his employment as the Company’s Executive Vice President, Chief Financial Officer and Chief Accounting Officer.
The term of each Employment Agreement commenced on December 12, 2016 (the “Effective Date”) and ends on December 31, 2019, with automatic one-year renewals unless either the Company or the Executive elects not to renew the term of the Employment Agreement by providing the other party with 90 days’ notice. However, upon the occurrence of a “change in control” (as defined in the Employment Agreements), the term of the Employment Agreement will automatically extend until the later of the second anniversary of such change in control and the date on which the term would otherwise have ended.
Pursuant to the Employment Agreements, Mr. Heistand’s base salary will be $750,000; Mr. Lipsey’s base salary will be $450,000; and Mr. Francis’ base salary will be $400,000. These base salary amounts are the same as the Executives’ previously disclosed 2016 base salaries, except that, in connection with his promotion to Chief Financial Officer in connection with the Separation and the Spin-Off, Mr. Francis’ base salary has been increased from $350,000 to $400,000 to recognize and compensate for his increased duties and responsibilities. Each Executive’s base salary will be annually reviewed by the Compensation Committee and may be increased in the Compensation Committee’s sole discretion.
In addition, each Executive is entitled to participate in the Company’s discretionary annual cash incentive program as may be established or approved by the Board or the Compensation Committee from time to time. Mr.

Heistand’s annual cash incentive target opportunity is 150% of his base salary then in effect; Mr. Lipsey’s annual cash incentive target opportunity is 95% of his base salary then in effect; and Mr. Francis’ annual cash incentive target opportunity is 90% of his base salary then in effect. Mr. Lipsey’s annual cash incentive target opportunity has been increased from 90% to 95%; and Mr. Francis’ annual cash incentive target opportunity has been increased from 60% to 90%. Each Executive’s annual cash incentive target opportunity will be annually reviewed by the Compensation Committee and may be increased in the Compensation Committee’s sole discretion. For the 2016 calendar year, to compensate for each of the Executive’s efforts with respect to the Company’s business both before and after the Spin-Off and to recognize the extraordinary efforts of each Executive in preparing for and consummating the Separation and the Spin-Off, the Company will pay each Executive a transition bonus in lieu of an annual bonus for the 2016 calendar year, in an amount of $1,025,000 for Mr. Heistand, $427,500 for Mr. Lipsey, and $360,000 for Mr. Francis, payable in each case after the close of the 2016 calendar year.
Each Executive is also eligible to receive an annual equity grant under the Parkway, Inc. and Parkway Operating Partnership LP 2016 Omnibus Equity Incentive Plan (as it may be amended from to time to time, or its successor, the “2016 Plan”) in the amount and form as the Board or the Compensation Committee deems appropriate. For the 2017 calendar year, each Executive will receive pursuant to the 2016 Plan, effective as of the Effective Date, both (i) a grant of performance-based restricted stock units, covering 74,027 target units for Mr. Heistand, 32,572 target units for Mr. Lipsey, and 29,611 target units for Mr. Francis and (ii) a grant of time-based restricted stock units, having an aggregate grant date value equal to $375,000 for Mr. Heistand, $165,000 for Mr. Lipsey, and $150,000 for Mr. Francis. The performance-based restricted stock units will vest based upon achievement of certain total shareholder return performance metrics over the three-year performance period commencing on the Effective Date, subject to the Executive’s continued employment. The time-based restricted stock units will vest in equal annual installments over, for Mr. Heistand, three years commencing on the Effective Date, and for Messrs. Lipsey and Francis, four years commencing on the Effective Date, in each case subject to the Executive’s continued employment on each applicable vesting date.
Immediately prior to the Merger and the Spin-Off, each Executive forfeited certain time-based restricted stock units with respect to common stock of Legacy Parkway and certain performance-based LTIP units with respect to Parkway Properties LP in exchange for the same number of unvested time-based restricted stock units with respect to common stock of Legacy Parkway (the “Modified RSUs”). In the Spin-Off, the Company assumed the unvested portion of the Modified RSUs and converted them into time-based restricted stock units with respect to the Company’s common stock (the “Transition RSUs”). The Transition RSUs were originally scheduled to vest one-third on each of the first, second, and third anniversaries of the closing date of the Merger, subject to the Executive’s continued service with the Company on the applicable vesting date. Pursuant to the Employment Agreements, the Transition RSUs will instead vest 50% on January 1, 2017, and the remaining 50% of the Transition RSUs will vest in equal installments on each of the first, second, and third anniversaries of the closing date of the Merger, in each case subject to the Executive’s continued service with the Company on the applicable vesting date.
In addition, each Executive is entitled to participate in all employee benefit plans and programs available generally to other executives of the Company, including reimbursement of reasonable business expenses and vacation days, for Mr. Heistand, no fewer than 25 days per year and, for Messrs. Lipsey and Francis, in accordance with the Company’s policies.
Except in the case of a change in control of the Company (described below), if the Executive is terminated by the Company without “cause” (including the Company’s election not to renew and/or extend the term of the Employment Agreement where the Executive is willing to do so) or resigns for “good reason” (each as defined in the Employment Agreement) (a “Regular Involuntary Termination”), the Executive will be entitled to:

(i)	lump sum payment of any earned but unpaid base salary accrued through the date of termination and any earned but unpaid vacation pay,

(ii)	to the extent unpaid, lump sum payment of the transition bonus with respect to the 2016 calendar year,

(iii)	lump sum payment of any earned but unpaid annual bonus for the preceding calendar year,

(iv)
if the termination is more than six months into the performance year, subject to the Compensation Committee’s certification of achievement for such year, payment of a pro-rated portion of the annual bonus for the year in which the termination occurs,

(v)
payment of an amount equal to, for Mr. Heistand, the sum of 18 months of his then-current base salary plus 1.5 times the Executive’s then-current annual cash incentive target opportunity and, for Messrs. Lipsey and Francis, 12 months of his then-current base salary, in each case payable in 12 equal monthly installments,

(vi)	immediate and automatic vesting of all then unvested Transition RSUs,

(vii)
for other equity or equity-based awards that are subject to time-based vesting, an additional, for Mr. Heistand, 18 months of time-based vesting credit or, for Messrs. Lipsey and Francis, 12 months of time-based vesting credit, and

(viii)
continued health care coverage for the Executive and his dependents at the Company’s cost for up to, for Mr. Heistand, 18 months and, for Messrs. Lipsey and Francis, 12 months after coverage would otherwise lapse.

Furthermore, if the Regular Involuntary Termination is prior to the second anniversary of the Effective Date, and subject to Executive’s execution of the Release and Non-Compete Agreement, severance is enhanced with a lump sum payment of an amount equal to, for Mr. Heistand, 2.9 times the sum of (A) his then-current base salary and (B) his then-current annual cash incentive target opportunity or, for Messrs. Lipsey and Francis, the sum of (A) 24 months’ then-current base salary and (B) two times his then-current annual cash incentive target opportunity.

In lieu of the foregoing, if the Executive is terminated by the Company without “cause” (including the Company’s election not to renew and/or extend the term of the Employment Agreement where the Executive is willing to do so) or resigns for “good reason” (each as defined in the Employment Agreement), in each case within the 90 days prior to a “change in control” or two-year period following a “change in control,” or the Company’s delivery of a notice of its intent not to renew the term within the 90 days prior to a “change in control,” or for Mr. Heistand only, if he dies or becomes disabled within the two-year period following a “change in control” (as such term is defined in the Employment Agreement) (such events together, a “CIC Termination”), the Executive will be entitled to:

(i)	lump sum payment of any earned but unpaid base salary accrued through the date of termination and any earned but unpaid vacation pay,

(ii)	to the extent unpaid, lump sum payment of the transition bonus with respect to the 2016 calendar year,

(iii)	lump sum payment of any earned but unpaid annual bonus for the preceding calendar year,

(iv)
if the termination is more than six months into the performance year, subject to the Compensation Committee’s certification of achievement for such year, payment of a pro-rated portion of the annual bonus for the year in which the termination occurs,

(v)
payment of an amount equal to, for Mr. Heistand, 2.9 times the sum of (A) his then-current base salary and (B) his then-current annual cash incentive target opportunity or, for Messrs. Lipsey and Francis, the sum of (A) 24 months’ then-current base salary and (B) two times his then-current annual cash incentive target opportunity,

(vi)	immediate and automatic vesting of all then unvested equity or equity-based awards that are subject to time-based vesting, and

(vii)
continued health care coverage for the Executive and his dependents at the Company’s cost for up to, for Mr. Heistand, 18 months and, for Messrs. Lipsey and Francis, 12 months after coverage would otherwise lapse.

Payment of the foregoing amounts or benefits in clauses (iv)-(viii) in connection with a Regular Involuntary Termination and clauses (iv)-(v) and (vii) in connection with a CIC Termination are subject to and conditioned upon the Executive’s execution of a general release and waiver in a form reasonably acceptable to the Company and the Executive’s compliance with the restrictive covenants contained in the Employment Agreement (the “Release and Non-Compete Agreement”).

Upon the Executive’s termination of employment due to death or “disability” (as defined in the Employment Agreement) (for Mr. Heistand only, other than within the two-year period following a “change in control”), the Executive (or, in the case of the Executive’s death, the Executive’s estate) will be entitled to:

(i)	lump sum payment of any earned but unpaid base salary accrued through the date of termination and any earned but unpaid vacation pay,

(ii)	to the extent unpaid, lump sum payment of the transition bonus with respect to the 2016 calendar year,

(iii)	lump sum payment of any earned but unpaid annual bonus for the preceding calendar year,

(iv)
if the termination is more than six months into the performance year, subject to the Compensation Committee’s certification of achievement for such year, payment of a pro-rated portion of the annual bonus for the year in which the termination occurs, and

(v)	immediate and automatic vesting of all then unvested Transition RSUs.

For Mr. Heistand only, in the event that Mr. Heistand voluntarily terminates his employment with the Company after the three-year initial term of the Employment Agreement or after identifying and hiring if necessary a replacement president and chief executive officer of the Company deemed acceptable to the Board in its reasonable discretion, Mr. Heistand’s outstanding equity or equity-based awards subject to (i) time-based vesting will immediately vest pro rata based on the number of completed months in the vesting period and (ii) performance-based vesting will vest pro rata based on the number of completed whole years of the performance period and on the actual performance achievement level through the entire duration of the applicable performance period.

The Employment Agreements also include certain restrictive covenants. The covenants include (i) confidentiality and non-disparagement restrictions during the term of the Employment Agreement and thereafter, (ii) non-competition restrictions on the Executive during the term of the Employment Agreement and for 12 months thereafter, and (iii) non-solicitation restrictions on the Executive during the term of the Employment Agreement and, for Mr. Heistand, from 18 months thereafter to two years thereafter depending on the type of termination of employment or, for Messrs. Lipsey and Francis, for 12 months thereafter. The Company may also recover incentive and other compensation paid to the Executives, as and to the extent required by applicable law and the Company’s “clawback” policy, as in effect from time to time.
The foregoing summary of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Employment Agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, which are incorporated by reference herein.
Form Restricted Stock Unit Award Agreements
To memorialize the time-based restricted stock units and the performance-based restricted stock units granted to the Executives in accordance with the Employment Agreements and to memorialize future restricted stock unit awards to the Executives, which awards shall be in the sole discretion of the Board or the Compensation Committee, the Compensation Committee approved a Form of Time-Based Restricted Stock Unit Agreement and a Form of Performance-Based Restricted Stock Unit Agreement, which are attached as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K, which are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of December 12, 2016, by and between Parkway, Inc. and James R. Heistand.
10.2	Employment Agreement, dated as of December 12, 2016, by and between Parkway, Inc. and M. Jayson Lipsey.
10.3	Employment Agreement, dated as of December 12, 2016, by and between Parkway, Inc. and Scott E. Francis.
10.4	Form of Time-Based Restricted Stock Unit Agreement under the Parkway, Inc. and Parkway Operating Partnership LP 2016 Omnibus Equity Incentive Plan.
10.5	Form of Performance-Based Restricted Stock Unit Agreement under the Parkway, Inc. and Parkway Operating Partnership LP 2016 Omnibus Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2016	PARKWAY, INC.

	BY:	/s/ A. Noni Holmes-Kidd
A. Noni Holmes-Kidd
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of December 12, 2016, by and between Parkway, Inc. and James R. Heistand.
10.2	Employment Agreement, dated as of December 12, 2016, by and between Parkway, Inc. and M. Jayson Lipsey.
10.3	Employment Agreement, dated as of December 12, 2016, by and between Parkway, Inc. and Scott E. Francis.
10.4	Form of Time-Based Restricted Stock Unit Agreement under the Parkway, Inc. and Parkway Operating Partnership LP 2016 Omnibus Equity Incentive Plan.
10.5	Form of Performance-Based Restricted Stock Unit Agreement under the Parkway, Inc. and Parkway Operating Partnership LP 2016 Omnibus Equity Incentive Plan.